AFL-CIO Housing Investment Trust Marks 100 Minnesota Projects

The AFL-CIO Housing Investment Trust (HIT) announced it reached the milestone of investing $1.6 billion in 100 construction projects in Minnesota. This achievement has contributed to the HIT’s track record of producing competitive returns for its investors since its inception in 1984, while generating important social impacts. In Minnesota, these have included about 22.8 million hours of well-paying union construction work; 13,142 new units of sorely needed housing that is 47% affordable; and transformative growth with total economic impacts of $4.8 billion.

“There was a big stretch, especially during the Great Recession, where it was difficult to find financing for construction projects,” said Kevin Filter, who has financed affordable housing in Minnesota for more than 40 years and is now a member of the HIT Board of Trustees. “But because the HIT partnered with us, we were able to spur revitalization and significant growth in the Twin Cities and statewide.”

HIT’s Socially Responsible Investing Creates Competitive Returns and Collateral Benefits

“The HIT committed to six investments in Minnesota during the pandemic, when employment and specifically well-paying jobs were vitally important,” the HIT’s CEO Chang Suh said. “We are financing 100% union-built projects that sustain and generate jobs that support families and create economic impacts beyond the construction industry.”

Ten of the 100 Minnesota projects the HIT has financed are now in construction. These account for more than a quarter of the projects that are now underway with HIT financing in 21 cities and 12 states throughout the U.S.

“The HIT’s investments are great for our members and their families,” St. Paul Building and Construction Trades Council Executive Secretary Don Mullin said. “These projects create careers that put people in the middle class. Everybody working on these jobs is putting money into their pensions.”

The HIT is a fixed-income investment grade mutual fund with $7 billion in net assets that has been a leader in putting union and public pension capital to work to produce competitive returns. Its portfolio focuses on superior credit quality, high yield multifamily securities that diversify away from Treasuries and corporate bonds. ESG has always been central to the HIT’s work to achieve mission-related collateral objectives that create union construction jobs, housing and economic impact in communities.

HIT’s Socially Responsible Investments Improve Communities

In addition to creating union construction jobs and housing, the HIT’s targeted investments in Minnesota have brought many other positive social impacts. The Penfield Project, a mixed-use 254-unit housing development in St. Paul that the HIT financed in 2012, “is an example of a project that stimulated transformational change,” said Chris Coleman, former St. Paul mayor and now Chair of the HIT’s Board of Trustees.

“It resulted in construction of a sorely needed, full-service grocery store in downtown St. Paul. It created not only 300 union construction jobs at the time but also 75 permanent union jobs in the store, which occupies 27,500 square feet of commercial space on the building’s first floor. The project catalyzed broader social impact in the city,” Coleman added.

HIT’s Socially Responsible Investments Build Housing as Infrastructure

The HIT’s investments help meet the dire need for more affordable and senior housing. According to National Low Income Housing Coalition data, the U.S. has a shortage of 6.8 million affordable rental homes that are available to extremely low- income renters with household incomes at or below the poverty guideline. Concurrently, National Center for Assisted Living data shows that there are one million Americans living in some type of senior living community today and that number will double by 2030.

“Our investments in Minnesota have created more than 6,100 affordable units and many senior living projects that will help address these housing shortages,” Suh said.

“What I love about the HIT’s strategy,” said Filter, “is that it creates a cycle of sustainable, responsible investment. The pension dollars that workers earn on these projects get invested in the HIT, which reinvests them in other projects in other communities, creating more jobs, more resources and more lasting social impact.”

The HIT’s impact extends well beyond Minnesota. “The HIT has invested over $9.7 billion for housing in markets including the Bay Area, Boston, Chicago, New York City, and many others nationwide. We will continue to pursue the projects in our pipeline and look forward to more investments, more jobs and more impact,” Suh said.

Contact: Dianne Ambrose, 202-467-2569, dambrose@aflcio-hit.com

The HIT is a fixed-income, investment grade mutual fund with $7 billion in net assets. For over 35 years, the HIT has been a leader in putting union and public pension capital to work to produce competitive returns and achieve mission-related collateral objectives. Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing. Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT Subsidiary Building America CDE, Inc. project data. The data is current as of September 30, 2021. Economic impact data is in 2020 dollars and all other figures are nominal.

AFL-CIO Housing Investment Trust | 1227 25th Street NW, Suite 500, Washington, DC 20037

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